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                                                                    Exhibit 10.6

                                R WIRELESS, INC.
                                       and
                                 DAVID R. BAKER

                          SERVICES SETTLEMENT AGREEMENT
                                 August 1, 2005

         This Services Settlement Agreement ("Agreement" dated August 1, 2005) by and between RWireless, Inc. ("Wireless") and David R. Baker ("Baker"),

                               W I T N E S S E T H

         WHEREAS, Wireless has accounts payable to Baker for legal services and expenses as follows:

         1. $6,888.22 ("6,888.22 Payable") representing the balance of a statement for legal services rendered and expenses posted in February 2003, rendered under a statement from Baker, Johnston & Wilson LLP ("BJW") but reflecting independent work by Baker during a period prior to Baker joining Haskell Slaughter Young & Rediker, LLC ("HSYR") and after December 31, 2002, when BJW ceased providing legal services as a firm;

         2. $36,494.21 ("$36,494.21 Payable") representing statements rendered by HSYR for the period March 1, 2003 through June 30, 2005, all of which accrued to Baker under his arrangements with HSYR; and

         3. $10,000 ("$10,000 Payable", which with the $6,888.22 Payable and the $36,494.21 Payable, aggregating $53,382.43, are collectively referred to herein as the "Total Payable") representing an accountable retainer for Baker in connection with legal services and expenses in connection with advising Wireless; and

         WHEREAS, Wireless wishes to pay Baker $6,888.22 in satisfaction of the $6,888.22 Payable and issue shares of its common stock ("Common") in satisfaction of the $36,494.21 Payable and the $10,000 Payable on the basis of $.10 a share, or a total of 464,942 shares ("Settlement Shares"), resulting in full satisfaction of the Total Payable;

         NOW, THEREFORE, in consideration of the premises, Wireless and Baker hereby agree as follows:

         1. Baker represents and warrants that he has full and sole ownership and title to each of the $6,888.22 Payable, the $36,494.21 Payable and the $10,000 Payable;

         2. Wireless hereby delivers a check for $6,888.22 to Baker in satisfaction of the $6,888.22 Payable and instructs its transfer agent to deliver to Baker a certificate or certificate in such denominations as Baker may specify to the transfer agent ("Certificate") for the 464,942 Settlement Shares of its original issue Common in satisfaction of the $36,494.21 Payable and the $10,000 Payable. Upon payment of the check and receipt of the Certificate, Baker acknowledges full satisfaction of the Total Payable.

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         3. To the extent Baker's legal services and expenses (which he will bill through HSYR) on these matters for which he will have received 100,000 shares of Common in settlement of the $10,000 Payable, Baker will return such shares to Wireless on the basis that one share of Common equals $.10 of the amount by which such services and expenses are less than $10,000.

         4. Baker agrees to the provisions of Section 2.5 and 2.6 of the warrant ("Warrant") issued today to BJW as if (a) he were BJW, (b) the references to Warrant or Warrants were to a share or shares of Common being issued pursuant hereto, and (c) references to a certificate or certificates representing the Warrants were to the Certificate.

         5. Wireless will include as promptly as practicable the Settlement Shares in a Form S-8 to the extent such inclusion is legally proper, preparing a reoffer prospectus for the Settlement Shares to the extent required for their resale. To the extent such inclusion is not legally proper, Wireless will include the Settlement Shares in a registration statement on the same basis provided for the securities issuable upon exercise of the Warrant as provided in the Forbearance Agreement between Wireless and BJW of this date.

         IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the date first above stated.

                                        R WIRELESS, INC.


                                        By:      /S/ Mark Neuhaus
                                            ------------------------------------
                                            Mark Neuhaus
                                            Chairman and Chief Executive Officer




                                                  /S/ David R. Baker
                                            ------------------------------------
                                                David R. Baker




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